                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                              North Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                               NORTH BANCORP, INC.
                              501 WEST MAIN STREET
                             GAYLORD, MICHIGAN 49735
                                 (989) 732-3502

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      Date:         May 21, 2002
                      Time:         10 a.m.
                      Place:        Otsego Club and Resort
                                    M-32 East
                                    Gaylord, Michigan

         We invite you to attend the North Bancorp, Inc. Annual Meeting of Stockholders to:

1. Elect three directors for a three-year term expiring in 2005 or until the election and qualification of their successors.

2. Transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Annual Meeting.

         The record date for the Annual Meeting is March 29, 2002. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. This Notice was mailed only to those stockholders.

         A proxy statement follows in this booklet and a proxy and the Company's 2001 Annual Report are enclosed. Whether or not you plan to attend the meeting or whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by completing, signing, dating and returning the enclosed proxy in the enclosed envelope.

                                        By Order of the Board of Directors,



                                        William A. Kirsten
                                        Secretary


Gaylord, Michigan
Dated:  April 5, 2002

                   IF YOU DO NOT EXPECT TO ATTEND THE MEETING
                PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
              AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE.

                               NORTH BANCORP, INC.

                                 PROXY STATEMENT

                              QUESTIONS AND ANSWERS


1.       Q:       WHAT IS A PROXY?

         A: A proxy is a procedure which enables you, as a stockholder, to authorize someone else to cast your vote for you. The Board of Directors of North Bancorp, Inc. (the "Company") is soliciting your proxy, and asking you to authorize Clare R. Colwell and Larry B. Higgins, or either of them, to cast your vote for you at the 2002 Annual Meeting. You may, of course, cast your vote in person or abstain from voting, if you so choose. The term proxy is also used to refer to the person who is authorized by you to vote for you.

2.       Q:       WHAT ARE A PROXY STATEMENT AND A PROXY?

         A: A proxy statement is the document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote. A proxy is the form by which you may authorize someone else, in this case Mr. Colwell and Mr. Higgins, to cast your vote for you. This Proxy Statement and the proxy with respect to the Company's 2002 Annual Meeting were mailed on or about April 5, 2002 to all stockholders entitled to vote at the Annual Meeting.

3.       Q:       WHO IS ENTITLED TO VOTE?

         A: Only holders of shares of the Company's common stock at the close of business on March 29, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. Each stockholder of record has one vote for each share of common stock on each matter presented for a vote.

4.       Q:       WHAT WILL I VOTE ON AT THE ANNUAL MEETING?

         A: At the Annual Meeting, stockholders will vote to:

         (i) Elect three directors for a three-year term expiring in 2005 or until the election and qualification of their successors.

         (ii) Transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Annual Meeting.

5.       Q:       HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE
                  PROPOSAL TO ELECT THREE DIRECTORS?

         A: The Board of Directors recommends a vote FOR each of the three nominees for director.

6.       Q:       HOW CAN I VOTE?

         A: You can vote in person or by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy in the enclosed envelope. If you returned your signed proxy to the Company before the Annual Meeting, the persons named as proxies on the proxy will vote your shares as you direct. Shares represented by proxies which are marked "WITHHOLD AUTHORITY" to vote for all three nominees for director, or for any individual nominee(s) for election as director(s) and which are not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICE ON THE PROXY. SIMPLY SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. You may revoke a proxy at any time before the proxy is voted by:

         (i) Giving written notice of revocation to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet;

         (ii) Submitting another proxy that is properly signed and dated later; or

         (iii) Voting in person at the meeting (but only if the shares are registered in the Company's records in your name and not in the name of a broker, dealer, bank or other third party).

7.       Q:       IS MY VOTE CONFIDENTIAL?

         A: Yes, your vote is confidential. Only the inspectors of election and certain employees associated with processing proxies and counting the votes have access to your proxy. All comments received will be forwarded to management on an anonymous basis unless, of course, you ask that your name be disclosed.

8.       Q:       WHAT IS A QUORUM?

         A: There were 525,295 shares of the Company's common stock outstanding on the Record Date. A majority of the outstanding shares, or 262,649 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting. Abstentions are counted as votes present.

9.       Q:       HOW DOES VOTING WORK?

         A: If a quorum exists, a plurality vote of the shares cast at the Annual Meeting is required to elect the three nominees for director. Broker non-votes are excluded for this purpose. A broker non-vote is a proxy a broker submits that does not indicate a vote for the proposal because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on the proposal.

         The Company will vote properly executed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by proxies will be voted FOR the nominees for director. No other proposals are currently scheduled to be presented at the meeting.

10.      Q:       WHO PAYS FOR THE COSTS OF THE ANNUAL MEETING?

         A: The Company pays the cost of preparing and printing the Proxy Statement and the proxy, and soliciting proxies. The Company will solicit proxies primarily by mail, but also may solicit proxies personally and by telephone, facsimile or other means. Officers and regular employees of the Company and its subsidiaries also may solicit proxies, but will receive no additional compensation for doing so, nor will their efforts result in more than a minimal cost to the Company. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of the Company's common stock.

11.      Q:       WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL
                  MEETING DUE?

         A: All stockholder proposals to be considered for inclusion in next year's proxy statement under SEC Rule 14a-8 must be submitted in writing to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet, by December 10, 2002.

                      THE PROPOSAL ON WHICH YOU ARE VOTING:
                         THE ELECTION OF THREE DIRECTORS

         The Company's Board of Directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting of stockholders, stockholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting.

         This year you are voting on three candidates for director. The Company's Board of Directors has nominated Keith H. Gornick, Douglas C. Johnson and John R. Kluck as directors with terms expiring in 2005. Each nominee currently serves as a director and has consented to his nomination and has agreed to serve as a director, if elected.

         If any of the nominees is unable to stand for election, the Company may vote the shares to elect a substitute nominee or the number of directors to be elected at the Annual Meeting may be reduced.

         The Company's Board of Directors recommends a vote FOR each of the nominees.

           INFORMATION ABOUT THE NOMINEES, THE INCUMBENT DIRECTORS AND
                            OTHER EXECUTIVE OFFICERS

         The following is information about the nominees for election as a director, each of the directors whose term of office will continue after the meeting, and the other individuals who are executive officers of the Company. The Company's directors also are directors of the Company's wholly-owned subsidiary, First National Bank of Gaylord (the "Bank"). The dates as director shown prior to the Company's formation in 1991 are the dates which the director began serving as a director of the Bank.

               NOMINEES FOR DIRECTOR - FOR TERMS EXPIRING IN 2005

         Keith H. Gornick (age 48; director since 1988). Mr. Gornick is the sole owner and President of Otsego Club-Hidden Valley, Inc. The Gornick family has had an ownership interest in Otsego Club since 1955. Mr. Gornick is an executive of Gornick Properties and is involved in a number of business ventures throughout North America. He is the founder and former chairman of Ward Lake Energy, Inc. He is a graduate of the University of Michigan. Additionally, Mr. Gornick is active in many community and philanthropic organizations, including as a past director of the Gaylord/Otsego County Chamber of Commerce, former chairman of the Otsego Memorial Hospital Foundation, and a former director of the Gaylord Area Council for the Arts. Mr. Gornick serves as a director for The Gornick Fund, a non-profit philanthropic foundation dedicated to supporting education and the arts locally and throughout the United States.

         Douglas C. Johnson (age 50; director since 1986). Mr. Johnson is President of Mid-North Printing, Inc. in Gaylord. Mr. Johnson has owned Mid-North Printing since 1974. Mr. Johnson has also served on the Otsego County Board of Commissioners for 21 years, and currently serves as Chairman. Mr. Johnson is also a trustee of the Michigan Association of Counties' Workers Compensation Board and is the chairman of the Membership Committee of the Michigan Municipal Risk Management Authority. He is a member of the Northland Sportsman's Club, and the Gaylord/Otsego County Chamber of Commerce. Mr. Johnson is also active in many other civic groups.

         John R. Kluck (age 59; director since 1992). Mr. Kluck has been the President of the Company and the Bank since 1992. Mr. Kluck has 37 years of banking experience. Previously, Mr. Kluck was Senior Vice President with Citizens National Bank of Cheboygan, Senior Vice President with Old Kent Bank, and Vice President with Huron Valley National Bank. Mr. Kluck is a graduate of the University of Wisconsin Graduate School of Banking at Madison. Mr. Kluck is active in the leadership of many community service organizations, currently serving as the Chairman of the Otsego Memorial Hospital Foundation, Treasurer of the Otsego Education Foundation, Vice Chair of the Michigan Works, Workforce Development Board, Vice Chair of the University Center at Gaylord, Secretary of the Otsego County Commission on Aging and Secretary of the City of Gaylord Downtown Development Authority. Other civic activities include the Otsego County Economic Alliance board of directors, Cheboygan-Otsego-Presque Isle (COP) Intermediate School Board, Gaylord Rotary Club and the U of M Club of Gaylord.

                  INCUMBENT DIRECTORS - TERMS EXPIRING IN 2004

         Fred T. Burns (age 66; director since 1979). Mr. Burns has been President of Burns Electric & Plumbing, Inc. for over 30 years. Mr. Burns was born and raised in northern Michigan and has served in the U.S. Army. He has been a resident of Gaylord since 1958. Mr. Burns is active in local government, serving as a township trustee. He also serves as a volunteer fireman and as vice chairman of the Otsego County Fire Board.

         Clare R. Colwell (age 48; director since 1997). Mr. Colwell is Vice President and Commercial Loan Manager for Ionia County National Bank. Previously, he was General Manager of RFB Cellular, Inc. Prior to joining RFB Cellular, Mr. Colwell was Executive Vice President of the Bank. During his tenure he was responsible for asset quality, budgeting, financial performance, and regulatory issues. He was Treasurer of the Company from 1997 to March, 2002. Mr. Colwell has over 25 years of experience in the finance industry. Mr. Colwell earned a Bachelor's degree in Business Administration from Davenport University in Grand Rapids, Michigan. He is also a graduate of the University of Wisconsin's Graduate School of Banking. Mr. Colwell is a director of the Davenport University Foundation, a former board member of the Gaylord/Otsego County Chamber of Commerce, a member of the Gaylord Rotary Cub, and is active in the Otsego County Hockey Association.

                  INCUMBENT DIRECTORS - TERMS EXPIRING IN 2003

         Larry B. Higgins (age 49; director since 1995). Mr. Higgins is President of H & H Tube Manufacturing, Inc., a subsidiary of Masco Corporation. He has held that position for 12 years. Mr. Higgins is a graduate of Michigan State University. He is the Chairperson of the University Center of Gaylord and is a member of the Gaylord/Otsego County Chamber of Commerce. He has served as a director of the Gaylord/Otsego County Chamber of Commerce, the Otsego County Community Foundation, the Otsego County Community Housing Committee, the Vanderbilt Adult Community Foundation, and the Otsego County Industrial Development Corporation.

         Matthew H. Nowicki (age 53; director since 1979). Mr. Nowicki serves as Chairman of the Board. He is the President of M&M Excavating, Inc., the road construction firm he founded with his brother in 1973. Mr. Nowicki attended Oakland University and Macomb Community College where he studied business administration. He has been a resident of Otsego County since 1972. Mr. Nowicki is involved with several civic organizations including the Gaylord/Otsego County Chamber of Commerce, the Otsego Memorial Hospital Foundation, the St. Mary's Cathedral Planning Council and the Knights of Columbus. He is also a member of the Michigan Road Builders Association, the Associated Underground Contractors and the Michigan State Chamber of Commerce.

                            OTHER EXECUTIVE OFFICERS

         The following is information about the Company's executive officers other than John R. Kluck, who is referred to above:

         William A. Kirsten (age 36). Mr. Kirsten is a Senior Vice President and the Chief Financial Officer of the Bank. He also serves as Senior Vice President, Secretary and Treasurer (since March, 2002) of the Company. Mr. Kirsten has been with the Bank since 1996. Mr. Kirsten has 17 years of banking experience. Previously, Mr. Kirsten was a bank examiner with the Office of the Comptroller of the Currency, and an Internal Auditor with First of America Bank Corporation. Mr. Kirsten is a graduate of Lawrence Technological University in Southfield, Michigan. He is a board member and treasurer of the Otsego County United Way, a board member of the Otsego County Community Foundation, a board member and treasurer of Otsego Christian School, and a member of the Gaylord Rotary Club.

         Steven D. Riozzi (age 38). Mr. Riozzi is a Senior Vice President of the Bank and the Senior Lender. He also serves as Senior Vice President of the Company and became Assistant Secretary of the Company in 2002. Mr. Riozzi has been with the Bank since 1999. Previously, Mr. Riozzi held positions as an Assistant Vice President at Old Kent Bank in Gaylord for three years, Vice President at Republic Bank, Assistant Vice President at Comerica Bank, and as a bank examiner with the Office of the Comptroller of the Currency. Mr. Riozzi is a graduate of Wayne State University in Detroit, Michigan. He is a board member of the Otsego County Housing Commission, a committee chairman of the Northland Sportsman's Club, and a member of the Kiwanis Club of Gaylord.

                      COMMITTEES AND MEETINGS OF DIRECTORS

         The Board of Directors has established an Audit Committee. The Audit Committee members during 2001 were Fred T. Burns, Chairman; Clare R. Colwell; Matthew H. Nowicki; John R. Kluck (non-voting member). Mr. Burns, Mr. Nowicki and, as of March 2002, Mr. Colwell, are independent within the meaning of Rule 4200(a)(14) of the NASD's listing standards. The Company's Board of Directors has adopted a written charter for the Audit Committee, which is attached as Exhibit A. The Audit Committee reviews the services provided by the Company's independent accountants, consults with the accountants and reviews the need and adequacy of internal auditing procedures and the adequacy of internal controls. The Audit Committee met two times during 2001. Please refer to the Audit Committee Report below for particulars of the Committee's proceedings.

         The Company does not have a nominating committee.

         The Board of Directors met 14 times during 2001. During 2001, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which he served.

                          REPORT OF THE AUDIT COMMITTEE

         During 2001, at each of its meetings, the Audit Committee met with the Company's Chief Financial Officer and the Company's independent auditors, Plante & Moran, LLP. The Committee's agenda is established by the Committee's chairman in conformance with the Committee's charter. The Committee had the opportunity for private sessions with the Company's independent auditors without Company management present. The Committee and the independent auditors declined the private sessions as no substantive issues regarding management were noted.

         The Committee recommended to the Board of Directors the engagement of Plante & Moran, LLP as the Company's independent auditors for 2002 and reviewed with the Company's management and the independent auditors overall audit scopes and plans, the results of audit examinations, evaluations by the auditors of the Company's internal controls and the quality of the Company's financial reporting.

         The Company's management has reviewed and discussed the audited financial statements for the year ended December 31, 2001 with the Audit Committee.

         The Audit Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of non-audit services provided by them to the Company during 2001 was compatible with the auditor's independence.

         In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee does not complete its reviews prior to the Company's public announcements of financial results and, necessarily, in its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

         In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Fred T. Burns, Chairman
Clare R. Colwell
Matthew H. Nowicki
John R. Kluck (non-voting member)

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth as of the Record Date the beneficial ownership of the Company's Common Stock by: (i) each nominee and incumbent director, (ii) each person named in the summary compensation table under the caption "Executive Compensation" below, and (iii) all nominees and incumbent directors and Executive Officers as a group, together with their respective percentage ownership of the outstanding shares.

                                                Amount and Nature of
                                                --------------------
Name of Beneficial Owner                        Beneficial Ownership*           Percent of Class
------------------------                        ---------------------           ----------------
Matthew H. Nowicki                                      3,350                            **

Fred T. Burns                                           5,600                        1.07%

Clare R. Colwell                                          822                            **

Keith H. Gornick                                       42,872                        8.16%

Larry B. Higgins                                        2,345                            **

Douglas C. Johnson                                     14,438                        2.75%

John R. Kluck                                           2,346                            **

William A. Kirsten                                         66                            **

Steven D. Riozzi                                          780                            **

Directors and Executive
Officers as a Group (consisting
of all of the above)                                   72,619                       13.83%

         *Unless otherwise indicated, each individual has sole investment and voting power with respect to such shares. Mr. Nowicki owns 1,112 shares individually, 56 shares jointly with his children, and has an interest in 750 shares in a trust account. He also has an interest in 1,432 shares held in a trust for his wife. Mr. Colwell owns 766 shares individually and 56 shares jointly with his wife. Mr. Gornick owns 6,972 shares individually, shares voting and investment power over the 28,900 shares of stock of the Company held by the Gornick Fund, and has an interest in 7,000 shares held in a trust account. Mr. Johnson owns 12,738 shares individually, 560 jointly with his wife, and has an interest in 1,140 shares owned by his wife. Mr. Kluck owns 870 shares individually, 276 shares jointly with his wife, and has an interest in 1,200 shares held in his individual retirement account. Mr. Kirsten owns 66 shares jointly with his wife. Mr. Riozzi owns 780 shares jointly with his wife.

        **Less than 1%.

         To the knowledge of the Company, and based upon Schedules 13G filed with the Securities and Exchange Commission, the only persons who may, in accordance with definitions of the federal securities laws, beneficially own 5% or more of the Company's common stock are Keith H. Gornick and Financial & Investment Management Group, Ltd., as follows:


                                                                  Amount and Nature of
                                                                  --------------------
             Name                         Address                 Beneficial Ownership*          Percent of Class
             ----                         -------                 ---------------------          ----------------
The Gornick Fund                P.O. Box 957                             28,900                        5.50%
                                Bloomfield Hills, Michigan
                                48303

Keith H. Gornick                P.O. Box 85                               6,972                        1.33%
                                Gaylord, Michigan 49734

Washavco FBO Keith              Trust Sales Support                       7,000                        1.33%
H. Gornick                      101 N. Washington Ave.
                                Saginaw, MI 48607

Financial & Investment          417 St. Joseph St.                       44,450                        8.46%
Management Group, Ltd.          P.O. Box 40
                                Suttons Bay, MI 49682

         *Unless otherwise indicated, each person has sole investment and voting power with respect to such shares. The Gornick Fund is a nonprofit corporation. Mr. Gornick shares voting and investment power over the stock of the Company held by The Gornick Fund, and in such capacity shares the power to vote, or to direct the voting of, such stock and the power to dispose, or to direct the disposition of, such stock. Mr. Gornick has voting and investment power over the stock of the Company held in the Washavco Trust. Financial & Investment Management Group, Ltd. reported in a Schedule 13G which was filed with the Securities and Exchange Commission on February 15, 2002 that it shares voting and investment power over 44,450 shares of the Company's stock. Financial & Investment Management Group., Ltd. further reported that it is a registered investment advisor managing individual client accounts, that all of such shares are held in accounts owned by its clients, and that it disclaims beneficial ownership.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC no later than specified deadlines. During 2001, all of the required reports were filed by the specified deadlines, except that Messrs. Kluck, Higgins, Riozzi, Burns, Johnson and Nowicki inadvertently did not report certain shares owned by them on their Forms 3 (initial statement of beneficial ownership of securities). Each of these persons filed a Form 5 on February 14, 2002 to report the previously unreported shares. In making this disclosure, the Company relied on the directors' and executive officers' written representations and a review of copies of the reports filed with the SEC.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

         In the ordinary course of the Bank's business, the Bank has had, and expects to have in the future, transactions with some of the Company's directors, principal officers and shareholders, their families and the companies with which they are associated (herein collectively called "Affiliates"). All such transactions, which included commitments to loan and loans by the Bank, were based on terms, including rates, collateral and repayment terms substantially the same as those prevailing at the time for comparable transactions with other persons, and in the opinion of the board and the management of the Company and the Bank, such transactions did not and do not involve more than the normal risk of collectibility or present other unfavorable features. All future transactions of the Bank or the Company with Affiliates, including loans, will be based on terms, including interest rates, collateral and repayment terms, substantially the same as those prevailing at the time for comparable transactions with other persons and will be approved by a majority of the Bank's or the Company's independent directors, as the case may be, who do not have an interest in the transaction and who had access, at the Company's expense, to the Company's or independent legal counsel. Any loan transaction currently in effect with any director or executive officer of the Bank is current as of this date.

                            COMPENSATION OF DIRECTORS

         Directors receive a director's fee of $500 per Board meeting attended and $175 for each Committee meeting attended.

                             EXECUTIVE COMPENSATION

         The following table sets forth the executive compensation of the Company's named executive officer for each of the last three years. No other forms of compensation, stock options or stock awards are provided to the named executive, except under the nonqualified deferred compensation plan, which is discussed below.

                           SUMMARY COMPENSATION TABLE


                                                             Annual Compensation
                                                             -------------------
Name and Principal                                                                Other Annual
------------------                                                                ------------
Position                     Year               Salary*                 Bonus     Compensation**
--------                     ----               -------                 -----     --------------
John R. Kluck                2001               $125,679               $17,500       $2,650
Director, President of the   2000               $107,635               $15,000       $6,288
Bank and Company             1999               $101,455               $ 5,000       $4,180

          *Includes deferred salary under the Company's 401(k) plan. **Consists of the value of and expenses related to use of a company provided automobile.

         The Company has a nonqualified deferred compensation plan with Mr. Kluck, whereby Mr. Kluck or his designated beneficiary will receive approximately $50,000 per year for fifteen years in the event of retirement, disability, or death. To fund this obligation, the Company has purchased insurance on the life of Mr. Kluck with the Company as the owner and beneficiary of the policy.

                            INDEPENDENT ACCOUNTANTS

         The Board of Directors has reappointed Plante & Moran, LLP as independent accountants of the Company for the current year.

         Representatives from Plante & Moran, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to any appropriate questions from stockholders.

              AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND
                    IMPLEMENTATION FEES, AND ALL OTHER FEES

         Fees paid to Plante & Moran, LLP for the last annual audit and for the review of the financial statements included in the Company's Form 10-QSB were $48,000. There were no financial information systems design and implementation fees paid to Plante & Moran, LLP for the year ending December 31, 2001. All other fees paid to Plante & Moran, LLP for such period totaled $160,000, including consultation services relating to the Company's stock offering and registration with the Securities and Exchange Commission ($97,000), agreed upon procedures engagement for internal audit services ($30,000), loan review services ($10,000), and consultation on miscellaneous matters ($5,000). The Board of Directors has considered whether the provision of the foregoing services is compatible with maintaining Plante & Moran, LLP's independence.

                                  OTHER MATTERS

         The Company is not aware of any matter that may be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.


    Dated:    April 5, 2002

                                    EXHIBIT A

                               NORTH BANCORP, INC.
                         FIRST NATIONAL BANK OF GAYLORD
                             AUDIT COMMITTEE CHARTER


FUNCTION
The audit committee is a committee of the Board of Directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the board of directors have established, and the audit process.

COMPOSITION
The audit committee shall consist of at least three outside directors. Audit Committee members and the committee chairperson shall be designated by the full board of directors annually. The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

RESPONSIBILITIES
The primary responsibilities of the Audit Committee are to:

1) Provide assistance to the Board of Directors in fulfilling its statutory and fiduciary responsibilities for examinations of the holding company and its subsidiaries.

2)   Monitor accounting and financial reporting policies.

3) Determine that there are adequate administrative, operating and internal accounting controls and that the company is operating in accordance with prescribed procedures and codes of conduct.

4) Serve as an independent and objective party in review of financial information as presented by management for distribution to shareholders of the holding company and the public.

DUTIES AND ASSIGNMENTS
In order to fulfill the primary responsibilities indicated above, the audit committee will:

1) Provide an open avenue of communication between the internal auditors, the independent accountants, and the board of directors.

2) Recommend to the board of directors the appointment and compensation of the independent accountants for the ensuing year.

3) Recommend to the board of directors the appointment and compensation of the internal auditors for the ensuing year.

4) Consider the audit scope and plan of the internal auditors and the independent accountants.

5) Determine, through discussions with the independent accountants and the internal auditors, that no restrictions are being placed by management on the scope of their examinations.

6) Evaluate the adequacy and effectiveness of accounting policies and procedures through discussions with the independent accountants and internal auditors.

7) Consider and review the adequacy of internal controls and any related significant findings and recommendations of the independent accountants and internal auditors together with management's responses thereto.

8) Review quarterly accounting and financial reporting to the public prior to its release, if practical.

9) Review legal and regulatory matters that may have a material impact on the financial statements, compliance policies, and reports received from regulators.

10) Review with the independent accountants at the completion of the annual examination:

     a)  The annual financial statement and related footnotes.

     b) The independent accountant's audit of the financial statements and their report.

     c) Any significant changes required in the independent accountant's audit plan.

     d) Any serious difficulties or disputes with management encountered during the course of the audit.

     e) Other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards.

11)  Consider and review with the internal auditors:

     a) Any difficulties encountered in the course of their audits, including any restriction on the scope of the work or access to required information.

     b)  Any changes required in the planned scope of their audit plan.

12) Inquire about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

13) Have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

14) Report activities to the board of directors via transmitting minutes summarizing the activities performed along with recommendations the committee deems appropriate.

FREQUENCY AND TIMING OF MEETINGS
1)   The committee shall meet at least four times per year.
2) The meeting to discuss and review the results of the independent audit for the year-end financial statements will be held prior to the annual shareholders meeting.

                               NORTH BANCORP, INC.

         The undersigned hereby appoints Clare R. Colwell and Larry B. Higgins, or either of them, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of North Bancorp, Inc., to be held at Otsego Club and Resort, M-32 East, Gaylord, Michigan, on Tuesday, May 21, 2002 at 10:00 a.m., or at any adjournments thereof, and to vote all shares of common stock which the undersigned is entitled to vote, and act with all the powers the undersigned would possess if personally present at the meeting:

[X] PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

                                                                                FOR ALL NOMINEES LISTED               WITHHOLD
                                                                               BELOW (EXCEPT AS MARKED TO         AUTHORITY TO VOTE
                                                                                     THE CONTRARY)                FROM ALL NOMINEES
1. The election of the nominees listed below as
Directors of the Company to hold office until the 2005                                     [ ]                          [ ]
annual meeting and until their successors shall have
been elected and qualified.

          NOMINEES:            Keith H. Gornick         Douglas C. Johnson          John R. Kluck

A VOTE FOR ANY OF THE NOMINEES LISTED ABOVE MAY BE WITHHHELD BY LINING OUT THEIR NAME(S).

2. In their discretion, for or against such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

         If only one of the above-named proxies shall be present in person or by substitute at the meeting, or any adjournment thereof, then that one, either in person or by substitute, may exercise all of the powers hereby given.

         Any proxy or proxies heretofore given to vote such shares are hereby revoked.


                                                             PLEASE DATE, SIGN EXACTLY AS NAME APPEARS TO THE LEFT,
                                                             AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. WHEN
                                                             SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE,
                                                             GUARDIAN, ETC., GIVE FULL TITLE AS SUCH. IF SHARES ARE HELD
                                                             JOINTLY, ALL JOINT OWNERS ARE REQUESTED TO SIGN.

                                                             DATED:  ______________________, 2002

                                                             SIGNATURE:  ________________________________

                                                             SIGNATURE:  ________________________________